UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2012 (November 30, 2012)

United Realty Trust Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-178651	45-3770595
(Commission File Number)	(IRS Employer Identification No.)

44 Wall Street New York, NY 10005
(Address, including zip code, of Principal Executive Offices)
(212) 388-6800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2012, Kenneth Kahn resigned as Chief Accounting Officer of United Realty Trust Incorporated (the “Company”) and the Company’s advisor, United Realty Advisors LP (the “Advisor”) in order to pursue other opportunities. Mr. Kahn has confirmed to the Company’s Board of Directors that his resignation was not due to a disagreement with the Company or the Advisor on any matter relating to their operations, policies or practices. Mr. Kahn will provide consulting services to the Company and the Advisor through December 31, 2012, and will assist in the transition of those responsibilities to his successor. The Company has initiated a search for a new Chief Accounting Officer or Chief Financial Officer for the Company and the Advisor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED REALTY TRUST INCORPORATED

Date: December 6, 2012	By:	/s/ Jacob Frydman
		Name:	Jacob Frydman
		Title:	Chief Executive Officer, Secretary and Chairman of the Board of Directors